united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21853

Northern Lights Variable Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Stephanie Shearer, Gemini Fund Services, LLC.

17645 Wright Street, Omaha, Nebraska 68130

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 12/31

Date of reporting period: 6/30/20

Item 1. Reports to Stockholders.

Semi-Annual Report
June 30, 2020

1-877-525-0712

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of 7Twelve Balanced Portfolio. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC
Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract will no longer be sent by mail unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

Dear 7Twelve Balanced Portfolio shareholder,

Thank you for your investment in the 7Twelve Balanced Portfolio.

The 7Twelve Balanced Portfolio is a fund of exchange traded funds (ETFs), mutual funds, and cash equivalents. The 7Twelve strategy was created by Craig Israelsen, PhD, a partner in 7Twelve Advisors, LLC.

Our objective is to seek to provide superior risk-adjusted returns when compared to the bond and equity markets. The “7” of 7Twelve is US and non-US Stocks, US and non-US bonds, cash, real estate, and commodities. The “Twelve” of 7Twelve is represented by the assets in the boxes to the right. We roughly equally-weight assets because we cannot know which asset class will outperform. We do not time the market, nor do we favor any one of the twelve assets besides how they fit into a portfolio. This is because we do not believe that it is possible to consistently predict the markets.

In each box at right is one of the twelve assets (by asset class—not actual fund) for the 7Twelve strategy and its individual return for the period.* I thought it would interest you to see our worst quarter (1st) and best quarter (2nd), since inception back to back to emphasize what a disruptive market, yet quick recovery we saw. Truly extraordinary, and to me, another example why diversification is so important, and what a timeless strategy it can be.

In a recent Twitter exchange one fintech account asked another “How does one lose money in this market?” The response? “Being a rational investor.” This is an odd market, one where Elon Musk, whose company has never been profitable is now worth more than Warren Buffett, whose company has been profitable for 50 years. Don’t get used to it.

These are the returns at Net Asset Value (without sales charges or other fees) for the 7Twelve Balanced Portfolio from 12/31/19 through 6/30/20 and comparative benchmarks.

June 30, 2020 12/31/19 through 3/31/20 Source: Morningstar, Inc. 3/31/20 through 6/30/20 Source: Morningstar, Inc.

7Twelve Balanced Portfolio Class 4	-9.13%
7Twelve Balanced Portfolio Class 3	-9.02%
7Twelve Blend**	-8.31%
Morningstar World Allocation	-8.02%
Morningstar Global Allocation	-2.73%

Comment regarding COVID-19: Everyone associated with our firm is healthy and working from office or home in a safe and secure environment. We expect no business interruptions. Regarding market performance: In so far as the investment markets move in response to the pandemic our fund will move as well. We believe that diversification may be a sturdy defense against market movement, though we cannot guarantee results.

Please call me at 615-341-0712 or e-mail me at amartin@7Twelveadvisors.com if you have any questions about our investment strategy. I would enjoy speaking with you.

Andy Martin, president, 7Twelve Advisors, LLC

The performance data quoted here represents past performance. For more current performance information, please call toll-free 877-525-0712. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Portfolio will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost.

*	The indices shown are for informational purposes only and are not reflective of any investment. As it is not possible to invest in the indices, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features. Past performance is no guarantee of future results. 7Twelve Advisors, LLC does not endorse or attest to the validity of the above data. Investment returns and expense ratios are for illustration only and do not constitute a recommendation. Returns are not guaranteed and do not represent the return of the 7Twelve Balanced Portfolio. The return of the 7Twelve Balanced Portfolio is variable and may go down in value. Diversification does not guarantee better performance or lower risk. Each of these asset classes (indexes) has its own set of investment characteristics and risks. Investors should consider these risks carefully prior to making any investments. The referenced asset classes are shown for general market comparison and are not meant to represent that of the 7Twelve Balanced Portfolio. The following are descriptions of each:

Cash: BBgBarc US Treasury Bill 1-3 Mon TR Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index is designed to measure the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to 1 month and less than 3 months. The Index includes all publicly issued zero coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and at least 1 month, are rated investment-grade, and have $300 million or more of outstanding face value. The Index is market capitalization weighted.

Small Co: MSCI USA Small Value NR MSCI USA Small Cap Value Weighted Index is based on a traditional market cap weighted parent index, the MSCI USA Small Cap Index, which includes US small cap stocks. The MSCI USA Small Cap Value Weighted Index reweights each security of the parent index to emphasize stocks with lower valuations. Index weights are determined using fundamental accounting data—sales, book value, earnings and cash earnings—rather than market prices.

Large Co: S&P 500 TR S&P 500® is widely regarded as the best single gauge of large-cap U.S. equities. There is over USD 9.9 trillion indexed or benchmarked to the index, with indexed assets comprising approximately USD 3.4 trillion of this total. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

Natl Res: S&P North American Natural Resources TR S&P North American Natural Resources TR measures the performance of US traded securities that are classified under the Global Industry Classification Standard(GICS) energy and materials (sector) excluding the chemicals (industry) and steel (subindustry).

Real Estate: DJ US Select REIT TR Dow Jones U.S. Select REIT Index tracks the performance of publicly traded REITs and REIT-like securities and is designed to serve as a proxy for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate.

Medium Co: S&P MidCap 400 TR S&P MidCap 400 TR Includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. At the original time of screening, this was a $200 million to $5 billion market value range. Any midcap stocks already included in the S&P 500 are excluded from this index, which started on December 31, 1990.

TIPS: BBgBarc US Treasury US TIPS TR Barclays Capital U.S. Treasury Inflation Protected Securities Index includes all publicly issued, U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value.

Emerging Mkts: Morningstar MSCI Emerging Markets Morningstar MSCI Emerging Markets Index tracks the investment results of the MSCI Emerging Markets Investable Market Index. The fund generally will invest at least 90% of its assets in the component securities of the underlying index and in investments that have economic characteristics that are substantially identical to the component securities of the underlying index. The index is designed to measure large-, mid- and small-cap equity market performance in the global emerging markets.

Commodities: S&P GSCI TR S&P GSCI TR measures the performance of general price movements and inflation in the world economy. It is designed to be investable by including the most liquid commodity futures and provides diversification with low correlations to other asset classes.

US Bonds: BBgBarc US Agg Bond TR Barclays Capital U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bond market. The index invests in a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States – including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year.

International Bonds: BBgBarc Global Treasury Ex US TR Barclays Capital Global Treasury Ex-US Capped Index includes government bonds issued by investment-grade countries outside the United States, in local currencies, that have a remaining maturity of one year or more and are rated investment grade.

Developed Mkts: MSCI EAFE NR MSCI EAFE NR Index is designed to track the performance of large and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada. The Index is available for several regions, market segments/sizes and covers approximately 85% of the free float-adjusted market capitalization in each of the 21 countries.

Unmanaged index returns do not reflect any fees, expenses or sales charges. Past performance is no guarantee of future results

**	“7Twelve Blend” or 3167 Blend is a composite of the underlying indexes that make up the 7Twelve strategy and is provided for comparison only. (It is not the 7Twelve Balanced Portfolio.) It consists of the following indexes roughly equally-weighted: Bloomberg Barclays Global Aggregate ex USD, Bloomberg Barclays Intermediate Government/Credit Index, Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Treasury Bills: 1-3 Months, Bloomberg Commodity Index Total Return, MSCI EAFE Net, MSCI EM (Emerging Markets) Net., MSCI US REIT Gross, S&P 500, S&P 500 Materials Sector TR, S&P MidCap 400 Value TR, S&P SmallCap 600 Value T. Indexes herein are subject to change. Source: Confluence Technologies, Inc.

VIT Disclosure Statement: The Portfolio is an Investment vehicle for variable annuity contracts and may be subject to fees or expenses that are typically charged by these contracts. Please review the insurance contract prospectus for further description of these fees and expenses. This product is available as a sub-account investment to a variable life insurance policy only and is not offered directly to the general public. 3849-NLD-7/27/2020 3

7Twelve Balanced Portfolio
PORTFOLIO REVIEW (Unaudited)
June 30, 2020

The Portfolio’s performance figures* for periods ended June 30, 2020, as compared to its benchmarks:

				Inception** -	Inception*** -
			Five Years	June 30, 2020	June 30, 2020
	Six Months	One Year	(Annualized)	(Annualized)	(Annualized)
Class 4	(9.13)%	(5.13)%	1.40%	N/A	2.37%
Class 3	(9.02)%	(4.94)%	1.59%	0.97%	N/A
Dow Jones U.S. Moderate Portfolio Index (1)	(3.66)%	1.99%	5.47%	6.58%	4.91%
Morningstar Global Allocations Index TR (2)	(2.73)%	3.15%	5.69%	6.47%	5.11%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains, if any. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares as well as other charges and expenses of the insurance contract, or separate account. Per the Portfolio’s May 1, 2020 prospectus, the Class 4 and Class 3 annual operating expense ratios are 1.42% and 1.22%, respectively. Returns greater than one year are annualized. For performance information current to the most recent month-end, please call toll-free 1-877-525-0712.

**	Inception date is April 17, 2015.

***	Inception date is April 23, 2012.

(1)	The Dow Jones U.S. Moderate Portfolio Index is composed of a blend of equity, fixed income and cash assets and is designed to represent approximately 60% of the risk of an all-stock index. Index returns assume reinvestment of dividends. Unlike the Portfolio’s returns, the Dow Jones U.S. Moderate Portfolio Index does not reflect any fees or expenses. An investor cannot invest directly in an index.

(2)	The Morningstar Global Allocations Index TR measures the performance of a multi-asset class portfolio of global equities, global bonds and cash. This portfolio is held in a static allocation that is appropriate for investors who seek average exposure to global equity market risk and returns. An investor cannot invest directly in an index. The Morningstar Global Allocations Index TR is more suitable for the Portfolio.

Portfolio Composition as of June 30, 2020

Portfolio Holdings by Asset Class	% of Net Assets
Exchange Traded Funds	94.8%
Mutual Fund	3.7%
Short-Term Investment	2.5%
Liabilities in Excess of Other Assets	(1.0)%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed listing of the Portfolio’s holdings.

7Twelve Balanced Portfolio
PORTFOLIO OF INVESTMENTS (Unaudited)
June 30, 2020

Shares		Fair Value
	EXCHANGE TRADED FUNDS - 94.8%
	BOND FUNDS - 31.5%
40,700	First Trust Enhanced Short Maturity ETF	$2,441,593
44,700	First Trust Low Duration Opportunities ETF	2,310,096
16,378	iShares Core U.S. Aggregate Bond ETF	1,936,043
33,150	Schwab US TIPs ETF	1,989,663
69,837	SPDR Bloomberg Barclays Short Term International Treasury Bond ETF	2,130,727
39,038	Vanguard Short-Term Inflation-Protected Securities ETF	1,958,536
33,300	Vanguard Total International Bond ETF	1,922,409
	TOTAL BOND FUNDS (Cost - $14,412,945)	14,689,067

	EQUITY FUNDS - 63.3%
	COMMODITY - 8.6%
100,800	GraniteShares Bloomberg Commodity Broad Strategy No K-1 ETF	1,964,148
130,800	WisdomTree Continuous Commodity Index Fund *	2,039,172
		4,003,320
	EMERGING MARKETS - 8.6%
43,036	iShares Core MSCI Emerging Markets ETF	2,048,514
43,200	JPMorgan Diversified Return Emerging Markets Equity ETF	1,985,904
		4,034,418
	LARGE CAP GROWTH - 8.5%
19,151	Invesco S&P 500 Equal Weight ETF	1,948,806
7,178	Vanguard S&P 500 ETF	2,034,461
		3,983,267
	MID CAP GROWTH - 4.3%
11,295	iShares Core S&P Mid-Cap ETF	2,008,477

	MID CAP VALUE - 4.1%
20,086	Vanguard Mid-Cap Value ETF	1,922,230

	SMALL CAP GROWTH - 4.4%
10,313	Vanguard Small-Cap Growth ETF	2,058,475

	SMALL CAP VALUE - 4.1%
18,043	Vanguard Small-Cap Value ETF	1,929,158

See accompanying notes to financial statements.

7Twelve Balanced Portfolio
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
June 30, 2020

Shares		Fair Value
	SPECIALTY - 20.7%
65,748	Fidelity MSCI Materials Index ETF	$2,027,011
105,600	IQ 50 Percent Hedged FTSE International ETF	2,044,110
89,109	iShares North American Natural Resources ETF	1,931,883
129,650	VanEck Vectors Mortgage REIT Income ETF	1,745,089
24,405	Vanguard Real Estate ETF	1,916,524
		9,664,617

	TOTAL EQUITY FUNDS (Cost - $28,094,401)	29,603,962

	TOTAL EXCHANGE TRADED FUNDS (Cost - $42,507,346)	44,293,029

	MUTUAL FUND - 3.7%
45,493	Fidelity International Index Fund, Premium Class (Cost - $1,476,553)	1,741,922

	SHORT-TERM INVESTMENT - 2.5%
	MONEY MARKET FUND - 2.5%
1,156,988	BlackRock Liquidity Funds - FedFund Portfolio, Institutional Class, 0.1% **(Cost - $1,156,988)	1,156,988

	TOTAL INVESTMENTS - 101.0% (Cost - $45,140,887)	$47,191,939
	LIABILITIES IN EXCESS OF OTHER ASSETS - (1.0)%	(479,744)
	NET ASSETS - 100.0%	$46,712,195

ETF - Exchange Traded Fund

REIT - Real Estate Investment Trust

TIPS - Treasury Inflation-Protected Securities

*	Non-income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on June 30, 2020.

See accompanying notes to financial statements.

7Twelve Balanced Portfolio
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2020

ASSETS
Investment securities:
At cost	$45,140,887
At value	47,191,939
Interest and dividends receivable	12,688
TOTAL ASSETS	47,204,627

LIABILITIES
Payable for Portfolio shares redeemed	446,339
Investment advisory fees payable	5,638
Payable to related parties	17,176
Distribution (12b-1) fees payable	23,279
TOTAL LIABILITIES	492,432
NET ASSETS	$46,712,195

NET ASSETS
Paid in capital ($0 par value, unlimited shares authorized)	$43,002,449
Accumulated earnings	3,709,746
NET ASSETS	$46,712,195

NET ASSET VALUE PER SHARE:
Class 4 Shares:
Net Assets	$44,949,159
Total shares outstanding	3,926,466
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$11.45

Class 3 Shares:
Net Assets	$1,763,036
Total shares outstanding	156,063
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$11.30

See accompanying notes to financial statements.

7Twelve Balanced Portfolio
STATEMENT OF OPERATIONS (Unaudited)
For The Six Months Ended June 30, 2020

INVESTMENT INCOME
Dividends	$400,469
Interest	5,062
TOTAL INVESTMENT INCOME	405,531

EXPENSES
Administrative services fees	112,407
Investment advisory fees	37,469
Distribution (12b-1) fees - Class 4	143,544
Distribution (12b-1) fees - Class 3	4,222
TOTAL EXPENSES	297,642

NET INVESTMENT INCOME	107,889

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain from security transactions	197,462
Net change in unrealized appreciation (depreciation) of investments	(5,773,628)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(5,576,166)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,468,277)

See accompanying notes to financial statements.

7Twelve Balanced Portfolio
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Six Months Ended	Year Ended
	June 30, 2020	December 31, 2019
	(Unaudited)
FROM OPERATIONS
Net investment income	$107,889	$756,611
Net realized gain from security transactions	197,462	1,208,511
Net change in unrealized appreciation (depreciation) of investments	(5,773,628)	6,309,379
Net increase (decrease) in net assets resulting from operations	(5,468,277)	8,274,501

DISTRIBUTIONS TO SHAREHOLDERS FROM
Dividends Paid:
Class 4	—	(1,829,829)
Class 3	—	(88,473)
Net decrease in net assets from distributions to shareholders	—	(1,918,302)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class 4	625,110	526,289
Class 3	76,856	353,472
Net asset value of shares issued in reinvestment of distributions:
Class 4	—	1,829,829
Class 3	—	88,473
Payments for shares redeemed:
Class 4	(6,382,522)	(9,526,955)
Class 3	(561,121)	(283,382)
Net decrease in net assets from shares of beneficial interest	(6,241,677)	(7,012,274)

DECREASE IN NET ASSETS	(11,709,954)	(656,075)

NET ASSETS
Beginning of Period	58,422,149	59,078,224
End of Period	$46,712,195	$58,422,149

See accompanying notes to financial statements.

7Twelve Balanced Portfolio
STATEMENTS OF CHANGES IN NET ASSETS (Unaudited) (Continued)

	For the	For the
	Six Months Ended	Year Ended
	June 30, 2020	December 31, 2019
	(Unaudited)
SHARE ACTIVITY
Class 4:
Shares Sold	56,825	42,584
Shares Reinvested	—	150,232
Shares Redeemed	(569,143)	(777,800)
Net decrease in shares of beneficial interest outstanding	(512,318)	(584,984)

Class 3:
Shares Sold	7,262	28,895
Shares Reinvested	—	7,373
Shares Redeemed	(52,497)	(23,419)
Net increase (decrease) in shares of beneficial interest outstanding	(45,235)	12,849

See accompanying notes to financial statements.

7Twelve Balanced Portfolio
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Class 4
	For the		For the	For the	For the	For the	For the
	Six Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2020		December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015 (1)
	(Unaudited)
Net asset value, beginning of period	$12.60		$11.34	$12.47	$11.34	$10.40	$11.28

Activity from investment operations:
Net investment income (2,3)	0.02		0.15	0.11	0.06	0.04	0.03
Net realized and unrealized gain (loss) on investments	(1.17)		1.53	(1.18)	1.11	0.92	(0.86)
Total from investment operations	(1.15)		1.68	(1.07)	1.17	0.96	(0.83)

Less distributions from:
Net investment income	—		(0.15)	(0.06)	(0.04)	(0.02)	(0.05)
Net realized gains	—		(0.27)	—	—	—	—
Total distributions	—		(0.42)	(0.06)	(0.04)	(0.02)	(0.05)

Net asset value, end of period	$11.45		$12.60	$11.34	$12.47	$11.34	$10.40

Total return (4)	(9.13)%		14.90%	(8.63)%	10.35%	9.21%	(7.35)%

Net assets, at end of period (000s)	$44,949		$55,922	$56,967	$73,680	$76,598	$79,380

Ratio of expenses to average net assets (5)	1.20	% (6)	1.20%	1.20%	1.20%	1.20%	1.20%

Ratio of net investment income to average net assets (3,5)	0.43	% (6)	1.26%	0.90%	0.54%	0.33%	0.27%

Portfolio Turnover Rate	4	% (7)	2%	22%	28%	11%	14%

(1)	Effective April 17, 2015, Portfolio shares were renamed Class 4 shares.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Recognition of net investment income by the Portfolio is affected by the timing and declaration of dividends by the underlying investment companies in which the Portfolio invests.

(4)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Portfolio invests.

(6)	Annualized.

(7)	Not annualized.

See accompanying notes to financial statements.

7Twelve Balanced Portfolio
FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Class 3
	For the		For the	For the	For the	For the	For the
	Six Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2020		December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015 (1)
	(Unaudited)
Net asset value, beginning of period	$12.42		$11.20	$12.36	$11.24	$10.36	$11.54

Activity from investment operations:
Net investment income (2,3)	0.03		0.19	0.14	0.15	0.06	0.09
Net realized and unrealized gain (loss) on investments	(1.15)		1.49	(1.18)	1.03	0.91	(1.16)
Total from investment operations	(1.12)		1.68	(1.04)	1.18	0.97	(1.07)

Less distributions from:
Net investment income	—		(0.19)	(0.12)	(0.06)	(0.09)	(0.11)
Net realized gains	—		(0.27)	—	—	—	—
Total distributions	—		(0.46)	(0.12)	(0.06)	(0.09)	(0.11)

Net asset value, end of period	$11.30		$12.42	$11.20	$12.36	$11.24	$10.36

Total return (4)	(9.02)%		15.12%	(8.46)%	10.55%	9.33%	(9.27)%

Net assets, at end of period (000s)	$1,763		$2,500	$2,111	$2,154	$448	$331

Ratio of expenses to average net assets (5)	1.00	% (6)	1.00%	1.00%	1.00%	1.00%	1.00	% (6)

Ratio of net investment income to average net assets (3,5)	0.58	% (6)	1.55%	1.16%	1.28%	0.58%	1.26	% (6)

Portfolio Turnover Rate	4	% (8)	2%	22%	28%	11%	14	% (7)

(1)	Class 3 shares commenced operations on April 17, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Recognition of net investment income by the Portfolio is affected by the timing and declaration of dividends by the underlying investment companies in which the Portfolio invests.

(4)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Portfolio invests.

(6)	Annualized.

(7)	Not annualized. The portfolio turnover reflects the ratio for the entire Fund for the year ended December 31, 2015.

(8)	Not annualized.

See accompanying notes to financial statements.

7Twelve Balanced Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited)
June 30, 2020

1.	Organization

The 7Twelve Balanced Portfolio (the “Portfolio”) is a diversified series of shares of beneficial interest of Northern Lights Variable Trust (the “Trust”), a statutory trust organized on November 2, 2005 under the laws of the State of Delaware and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Portfolio is an investment vehicle for variable annuity contracts and flexible premium life insurance policies, qualified pension and retirement plans and certain unregistered separate accounts. The Portfolio seeks to provide superior volatility risk-adjusted returns when compared to the bond and equity markets in general. The Portfolio commenced operations on April 23, 2012. The Portfolio currently offers two classes of shares: Class 3 and Class 4 shares. Effective April 17, 2015 portfolio shares were renamed Class 4 shares. Class 3 shares commenced operations on April 17, 2015. Each class represents an interest in the same assets of the Portfolio and classes are identical except for differences in their distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Portfolio’s income, expenses (other than class specific distribution and service fees) and realized and unrealized gains and losses are allocated proportionately each day based on upon the relative net assets of each class.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Portfolio follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” and Accounting Standards Update (“ASU”) 2013-08.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Portfolio may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Portfolio’s holding. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

If market quotations are not readily available or are determined to be unreliable, securities will be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Fair Value Procedures”). The Trust’s Board of Trustees (the “Board”) will review the fair value method in use for securities requiring a fair market value determination at least quarterly. The Fair Value Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Portfolio may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the fair value procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2020

determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Portfolio’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Portfolio’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Portfolio may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based on the methods established by the boards of the Underlying Funds.

The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Portfolio will not change.

The Portfolio utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolio has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of June 30, 2020 for the Portfolio’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$44,293,029	$—	$—	$44,293,029
Mutual Fund	1,741,922	—	—	1,741,922
Short-Term Investment	1,156,988	—	—	1,156,988
Total	$47,191,939	$—	$—	$47,191,939

The Portfolio did not hold any Level 3 securities during the period.

*	Refer to the Portfolio of Investments for industry classification.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2020

Security Transactions and Related Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Exchange Traded Funds – The Portfolio may invest in exchange traded funds (“ETFs”). ETFs are a type of fund that are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The Portfolio may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities in which the ETF invests, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific portfolio are charged to that portfolio. Expenses which are not readily identifiable to a specific portfolio are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the portfolios in the Trust.

Federal Income Taxes – It is the Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Portfolio will recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Portfolio’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2017 - 2019, or expected to be taken in the Portfolio’s 2020 tax returns. The Portfolio identifies its major tax jurisdictions as U.S. Federal, Ohio and foreign jurisdictions where the Portfolio makes significant investments. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Dividends and Distributions to Shareholders – Distributions from investment income, if any, are declared and paid at least annually. The Portfolio will declare and pay net realized capital gains, if any, annually. Dividends to shareholders from net investment income and distributions from net realized gains are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Portfolio.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	Investment Advisory Agreement and Transactions with Related Parties

7Twelve Advisors, LLC serves as the Portfolio’s investment adviser (the “Adviser”). Pursuant to an Investment Advisory Agreement with the Trust on behalf of the Portfolio (the “Advisory Agreement”), the Adviser, under the oversight of the Board, directs the daily operations of the Portfolio and supervises the performance of administrative and professional services provided by other fund service providers. Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 0.15% of the average daily net assets of the Portfolio. For the six months ended June 30, 2020, the Adviser earned advisory fees of $37,469.

The Trust, on behalf of the Portfolio, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan for shares of the Portfolio. The Portfolio is authorized to pay Northern Lights Distributors, LLC (the “Distributor” or “NLD”) compensation for

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2020

distribution and shareholder services. The Plan permits the Portfolio to pay a service fee at the annual rate of up to 0.40% of the average net assets for Class 3 shares and up to 0.60% of the average net assets for Class 4 shares. For the six months ended June 30, 2020, the Portfolio incurred expenses under the plan in the amount of $143,544 and $4,222 with respect to Class 4 and Class 3 shares, respectively.

Certain affiliates of the Distributor provide services to the Portfolio as follows:

Gemini Fund Services, LLC (“GFS”)

Pursuant to the terms of an administrative servicing agreement between Gemini Fund Services, LLC (“GFS”) and the Trust on behalf of the Portfolio, the Portfolio pays GFS 45 basis points, or 0.45%, on the net assets of the fund a monthly fee for all operating expenses of the Portfolio, which is calculated on its average daily net assets. Operating expenses include but are not limited to Fund Accounting, Fund Administration, Transfer Agency, Legal Fees, Audit Fees, Compliance Services, Shareholder Reporting Expense and Custody Fees. For the six months ended June 30, 2020, the Independent Trustees received fees in the amount of $4,565, collectively, for their service to the Portfolio which is paid by Northstar Financial Services on behalf of the Portfolio.

The approved entities may be affiliates of GFS and the Distributor. Certain Officers of the Trust are Officers of GFS, and are not paid any fees directly by the Portfolio for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from GFS under the administrative servicing agreement.

Blu Giant, LLC (“Blu Giant”)

Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Portfolio on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from GFS under the administrative servicing agreement.

On February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of Gemini Fund Services, LLC (“GFS”) and its affiliated companies including Northern Lights Distributors, LLC, Northern Lights Compliance Services, LLC (“NLCS”) and Blu Giant, LLC (“Blu Giant”) (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

4.	Investment Transactions

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the six months ended June 30, 2020, amounted to $2,055,734 and $7,419,794, respectively.

5.	Aggregate Unrealized Appreciation and Depreciation

At June 30, 2020, the tax cost of investments and unrealized appreciation (depreciation) is as follows:

		Gross Unrealized	Gross Unrealized	Net Unrealized
Fund	Tax Cost	Appreciation	Depreciation	Appreciation
7Twelve Balanced Portfolio	$45,603,235	$4,738,483	$(3,149,779)	$1,588,704

6.	Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a portfolio creates presumption of the control of the portfolio, under section 2(a)(9) of the 1940 Act. As of June 30, 2020, AXA Equitable Life Insurance Company held 94.5% of the voting securities of Class 4. The Trust has no knowledge as to whether all or any portion of the shares owned of record by AXA Equitable Life Insurance Company are also owned beneficially.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2020

7.	Distributions to Shareholders and Tax Components of Capital

The tax character of distributions paid during the fiscal years ended December 31, 2019 and December 31, 2018 were as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2019	December 31, 2018
Ordinary Income	$692,914	$308,304
Long-Term Capital Gain	1,225,388	—
	$1,918,302	$308,304

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed		Total
Ordinary	Long-Term	Unrealized	Accumulated
Income	Gains	Appreciation	Earnings
$856,942	$958,749	$7,362,332	$9,178,023

The difference between book basis and tax basis undistributed net investment income, accumulated net realized loss and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales and adjustments for partnerships.

8.	Subsequent Events

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

7Twelve Balanced Portfolio
EXPENSE EXAMPLES (Unaudited)
June 30, 2020

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses

The “Actual” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, as well as other charges and expenses of the insurance contract, or separate account.

Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During the Period	During the Period
Class 4	(1/1/20)	(6/30/20)	(1/1/20 to 6/30/20)*	(1/1/20 to 6/30/20)
Actual	$ 1,000.00	$ 908.70	$ 5.69	1.20%
Hypothetical	$ 1,000.00	$1,018.90	$ 6.02	1.20%

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During the Period	During the Period
Class 3	(1/1/20)	(6/30/20)	(1/1/20 to 6/30/20)*	(1/1/20 to 6/30/20)
Actual	$ 1,000.00	$ 909.80	$ 4.75	1.00%
Hypothetical	$ 1,000.00	$1,019.89	$ 5.02	1.00%

*	Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (366).

7Twelve Balanced Portfolio
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2020

7Twelve Advisors, LLC (Adviser – 7Twelve Balanced Portfolio) *

In connection with the regular meeting held on March 18-19, 2020 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Variable Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the re-approval of an investment advisory agreement (the “Advisory Agreement”) between 7Twelve Advisors, LLC (“Adviser”) and the Trust, with respect to the 7Twelve Balanced Portfolio (referred to as the “Fund”). In considering the re-approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that 7Twelve Advisors was founded in 2008 and managed approximately $58.5 million in assets under management providing investment strategies for public fund products. They reviewed the background of the key investment personnel responsible for servicing the Fund, taking into consideration their financial industry experience. They examined the adviser’s investment process, nothing that the adviser researched and analyzed traditional and non-traditional asset class performance and market history to build and manage a long-only balanced portfolio representing 7 broad asset classes and 12 subcategories designed to provide diversification. The Trustees discussed that the adviser monitored compliance with the Fund’s investment restrictions by performing pre-trade checks and real-time monitoring using “Trade Station” software to remain in tolerance levels. They noted that the adviser dedicated sufficient resources to support the Fund and manage the

Fund’s rebalancing process. The Trustees concluded that the adviser was expected to continue to provide quality service to the Fund and its shareholders.

Performance. The Trustees noted that the Fund ranked at the bottom of its peer group over the 1-year, 3-year, 5-year, and since inception periods. The Trustees further noted that when compared to its Morningstar category, the Fund also trailed the category median for all reporting periods. The Trustees considered the Fund’s performance relative to the average performance of the Morningstar World Allocation category, as provided by the adviser. The Trustees discussed that while the Fund underperformed its comparative metrics, it returned positive performance for its shareholders over all periods. The Trustees discussed the Fund’s Sharpe Ratio, noting that Fund’s improved ratio for the 1-year period demonstrated the adviser’s improved focus on risk management. The Trustees concluded that the adviser was managing the portfolio according to the Fund’s stated objective and strategy as disclosed in the prospectus.

Fees and Expenses. The Trustees noted that the adviser’s advisory fee with respect to the Fund of 0.15% was higher than its peer group median and average but within the range of the peer funds. They further noted that the advisory fee was significantly lower than its Morningstar category median and average. The Trustees observed the Fund’s net expense ratio was above the average and median of its peer group, but below the median and equal to the average of its Morningstar category. After discussion, it was the consensus of the Trustees that the advisory fee was not unreasonable.

Economies of Scale. The Trustees considered whether economies of scale had been realized in connection with the advisory services provided to the Fund. They noted the adviser’s willingness to consider fee reductions as the Fund’s assets continued to grow. The Trustees discussed the adviser’s position on breakpoints and agreed to continue to monitor the Fund’s asset levels and revisit the matter if the Fund continued to grow.

Profitability. The Trustees considered the adviser’s profitability in connection with its relationship with the Fund. They noted the adviser realized a profit but that such profit was minimal in terms of actual dollars of revenue. After

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SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2020

discussion, the Trustees concluded that, based on the profitability analysis provided by the adviser, that the adviser did not realize excessive profits from its relationship with the Fund.

Conclusion. Having requested and received such information from 7Twelve Advisors as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure was not unreasonable and that renewal of the advisory agreement was in the best interests of the Fund and its shareholders.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

PRIVACY NOTICE

Northern Lights Variable Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS VARIABLE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Variable Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Variable Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Variable Trust

What we do:
How does Northern Lights Variable Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Variable Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Variable Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Portfolio voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Portfolio uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-525-0712 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Portfolio files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

INVESTMENT ADVISER
7Twelve Advisors, LLC
American Center One
3100 West End Avenue Suite 930
Nashville, TN 37203 USA

ADMINISTRATOR
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Variable Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 8/17/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 8/17/20

By (Signature and Title)

/s/ James Colantino

James Colantino, Principal Financial Officer/Treasurer

Date 8/17/20